                           DYNATRONICS CORPORATION

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              November 18, 1997



TO THE SHAREHOLDERS OF DYNATRONICS CORPORATION:

   	Please take notice that the Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation (the "Company"), will be held at 7030 Park Centre Drive, Salt Lake City, Utah, 84121, as provided by the bylaws of the Company, as amended, on Tuesday, November 18, 1997, at 4:00 p.m., Mountain Standard Time, for the following purposes:

1. To elect a Board of seven directors to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;

2. To consider and act upon a proposal that the shareholders ratify the appointment of KPMG Peat Marwick as the Company's independent auditors for the 1998 fiscal year.

3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

   	Nominees for directors are set forth in the enclosed Proxy
Statement.

   	Only shareholders of record at the close of business on Friday, October 10, 1997 will be entitled to vote at this meeting. A list of shareholders entitled to vote will be available for inspection at the office of the Company for ten days prior to the Annual Meeting.

                      					BY ORDER OF THE BOARD OF DIRECTORS


											                /S/ Bob Cardon
                           -----------------------------------
                      					Bob Cardon, Corporate Secretary


Salt Lake City, Utah
October 28, 1997


                              IMPORTANT

   	Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope. Your proxy will not be used if you are present at the meeting and desire to vote your shares personally.

                           PROXY STATEMENT


                       DYNATRONICS CORPORATION

                   ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD NOVEMBER 18, 1997


   	This Proxy Statement is furnished pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with the Annual Meeting of Shareholders of Dynatronics Corporation ("Dynatronics" or the "Company") to be held at 7030 Park Centre Drive, Salt Lake City, Utah 84121 at 4:00 p.m. (local time) on November 18, 1997, and at any and all adjournments or postponements thereof. This Proxy Statement, the Notice of Annual Meeting, and a copy of the Company's
Annual Report will be provided to shareholders of record as of October 10, 1997 and will be mailed on or about October 28, 1997. The cost of disseminating this information will be paid by the Company.

   	ANY SHAREHOLDER WHO EXECUTES A PROXY MAY REVOKE IT AT
ANYTIME BEFORE IT IS EXERCISED BY GIVING ANOTHER PROXY OR BY
LETTER OR TELEGRAM DIRECTED TO THE COMPANY.

   	THE SOLICITATION OF PROXIES TO WHICH THIS PROXY STATEMENT
RELATES IS BEING MADE ON BEHALF OF THE COMPANY BY ITS BOARD OF
DIRECTORS.

   	The matters to be considered and voted upon at the Annual
Meeting will be:

1.  Election of seven directors to serve until the next Annual
Meeting of Shareholders or until their successors are elected and qualified;

2. Ratification of the selection of KPMG Peat Marwick as the independent auditors of the Company; and

3. Transaction of such other business as may properly come before the meeting.

   	It is important that proxies be returned promptly.
Stockholders are requested to vote, sign, date and return the proxy in the enclosed self-addressed envelope.

   	The Board of Directors recommends that the stockholders vote FOR the election of its nominees for directors, and FOR the proposal to ratify the selection of KPMG Peat Marwick as independent public accountants.

       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  	As of the close of business on the record date (October 10, 1997), the date for determining shareholders entitled to notice of and to vote at the meeting, Dynatronics had issued and outstanding 8,427,847 shares of common stock, no par value, all of which are entitled to vote and be voted at the meeting. Each share is entitled to one vote and only shareholders of record of the Company's common stock as of the close of business on the record date shall be entitled to vote their shares. Shareholders will not be allowed to cumulate their shares. Holders of a majority of such shares must be represented at the Annual Meeting to constitute a quorum for purposes of conducting any business.

   	Each of the proposed actions to be considered requires the affirmative approval of a majority of the votes cast at the Annual Meeting where holders of a majority of the shares issued and outstanding are present in person or by proxy.

   	The following tables set forth, as of October 10, 1997, the number of shares of common stock, no par value, of the Company owned beneficially by all the persons known to be holders of more than five percent (5%) of the Company's voting securities:

                            	   				      	Amount and
                             		     	 			   Nature of
Name and Address of		          Title of		  Beneficial	   	Percent of
Beneficial Owner		              Class  		   Ownership		    Class (7)
---------------------------------------------------------------------

Kelvyn H. Cullimore, Jr.	       Common	    767,225 (1)		      9.0%
7030 Park Centre Drive		        Stock
Salt Lake City, UT  84121

   	The following tables set forth, as of October 10, 1997, the number of shares of common stock, no par value, of the Company owned beneficially by (a) directors and executive officers and (b) all executive officers and directors of the Company as a group:

                                    						 Amount and
                                   						  Nature of
                         				Title of		    Beneficial		     Percent of
Name of Beneficial Owner	      Class		     Ownership		       Class (7)
-----------------------------------------------------------------------

Kelvyn H. Cullimore	           Common	     188,256	(2)	         2.2%
                              	stock

Kelvyn H. Cullimore, Jr.	        "         767,225	(1)	         9.0%

E. Keith Hansen, M.D.	           "         230,350	(3)         	2.7%

Larry K. Beardall	               "         	88,000	(4)	         1.0%

V. LeRoy Hansen	                 "          31,000	(5)       	   *

Howard L. Edwards	               "          27,000	          	   *

John S. Ramey	                   "          37,500	(6)	          *

All executive officers and		             1,339,331	(7)(8)      	15.3%
directors as a group
(9 persons)

* Less than 1 percent

(1) Includes 609,105 shares owned directly, 51,120 shares owned by Mr. Cullimore's wife and minor children, 30,000 shares owned by a family corporation of which Mr. Cullimore, Jr. is Vice President, and exercisable options for the purchase of 77,000 shares.

(2) Includes 91,256 shares owned directly, 5,000 shares owned by Mr. Cullimore's wife, 30,000 shares owned by a family corporation of which Mr. Cullimore is President, and exercisable options for the purchase of 62,000 shares.

(3) Includes 181,350 shares owned directly and exercisable options for the purchase of 49,000 shares.

(4) Includes 37,000 shares owned directly and exercisable options for the purchase of 51,000 shares.

(5) Includes exercisable options for the purchase of 31,000 shares.

(6) Includes 9,500 shares owned by a retirement plan as to which Mr. Ramey is beneficiary and exercisable options for the purchase of 28,000 shares.

(7) The "Percent of Class" calculation is based on shares and options beneficially owned divided by - 8,427,847 the number of shares outstanding as of October 10, 1996 plus non-issued securities which are subject to exercisable options by the particular beneficial owners identified in the table.

(8) The calculation of beneficially owned shares of all executive officers and directors as a group eliminates the duplicate entries of shares owned by a family corporation which are reflected in the beneficial ownership of both
Kelvyn H. Cullimore and Kelvyn H. Cullimore, Jr.


               PROPOSAL 1 - ELECTION OF DIRECTORS

   	At the Annual Meeting of Shareholders, seven (7) directors will be elected. The Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve. Each person identified as a nominee has consented to be named as such.

   	Directors of the Company hold office until the next annual meeting of the Company's shareholders and until their successors have been elected or appointed and duly qualified. Executive officers are elected by the Board of Directors of the Company at the first meeting after each Annual Meeting of Shareholders and hold office until their successors are elected or appointed and duly qualified. The Company has no executive committees. Vacancies on the board which are created by the retirement, resignation or removal of a director may be filled by the vote of the remaining members of the Board, with such new director serving the remainder of the term or until his successor shall be elected and qualify.

   	There were six regular meetings of the Board of Directors held during the fiscal year ended June 30, 1997. No director attended fewer than 75% of the meetings. The Company had no formal standing audit or nominating committee during the fiscal year ended June 30, 1997. The Company has a Compensation Committee composed of the outside directors of the board which reviews and approves compensation matters for executive officers of the Company. Members of this Committee are: Dr.
E. Keith Hansen, V. LeRoy Hansen, Joseph H. Barton and Howard
L. Edwards. There were five meetings of the Compensation Committee of the Board of Directors held during the year ended June 30, 1997.

   	There are no material legal proceedings to which any director or executive officer is a party adverse to the Company.

The directors and executive officers of the Company at October 10, 1997 were:

                         		   			       Director
                            					      or Officer		      Position
Name				                     Age	        Since		      with Company
-----------------------------------------------------------------------

Kelvyn H. Cullimore*		        62		       1983	 	  Chairman of the Board

Kelvyn H. Cullimore, Jr.*	    41		       1983		   President, CEO and Director

Larry K. Beardall*		          41		       1986		   Executive Vice President of
                                          								Sales and Marketing and
                                          								Director

E. Keith Hansen, M.D.*		      52		       1983		   Director

V. LeRoy Hansen*		            59		       1987	   	Director

Joseph H. Barton*		           69	       	1995   		Director

Howard L. Edwards*	          	66	       	1997   		Director

John S. Ramey			              46       		1992	   	Sr. Vice President
                                                  of Operations and
                                          								Research and Development

John L. Hales	              		53       		1997   		Chief Financial
                                                  Officer and	Treasurer

* Nominated for re-election to Board.

   	Kelvyn H. Cullimore is the father of Kelvyn H. Cullimore,
Jr.  V. LeRoy Hansen and E. Keith Hansen are cousins.

   	Kelvyn H. Cullimore has served as Chairman of the Board of the Company since its incorporation in April, 1983. From 1983 until 1992, Mr. Cullimore served as President of the Company.
Mr. Cullimore received a B.S. in Marketing from Brigham Young University in 1957, and following graduation, worked for a number of years as a partner in a family-owned home furnishings business in Oklahoma City, Oklahoma. Mr. Cullimore has participated in the organization and management of various enterprises, becoming the president or general partner in several business entities, including real estate, motion picture, and equipment partnerships. From 1979 until 1992, Mr. Cullimore served as Chairman of the Board of American
Consolidated Industries (ACI), the former parent company of Dynatronics. Since 1986, Mr. Cullimore has served as President of ITEC Attractions and from 1986 to 1997, he served as ITEC's Chairman, President and CEO. Presently, Mr. Cullimore serves as President/CEO of ITEC.

   	Kelvyn H. Cullimore, Jr. was elected President and Chief Executive Officer of the Company in December of 1992. He has been a Director since the incorporation of the Company. He served as Secretary/Treasurer of the Company from 1983 until 1992 and Administrative Vice President from 1988 until 1992.
Mr. Cullimore graduated from Brigham Young University with a degree in Financial and Estate Planning in 1980. Mr. Cullimore has served on the Board of Directors of several businesses, including Dynatronics Marketing Company, ACI and currently serves on the Board of ITEC Attractions. In addition, he has served as Secretary/Treasurer of ACI and Dynatronics Marketing Company. From 1983 until 1992 Mr. Cullimore served as
Executive Vice President and Chief Operating Officer of ACI.

   	Larry K. Beardall was elected Executive Vice President of the Company in December of 1992. He has served as a Director and the Vice President of Sales and Marketing for the Company since July of 1986. Mr. Beardall joined Dynatronics in
February of 1986 as Director of Marketing. He graduated from Brigham Young University with a degree in Finance in 1979.
Prior to his employment with Dynatronics, Mr. Beardall worked with GTE Corporation in Durham, North Carolina as the Manager of Mergers and Acquisitions and then with Donzis Protective Equipment in Houston, Texas as National Sales Manager. He also served on the Board of Directors of Nielsen & Nielsen, Inc., the marketing arm for Donzis, a supplier of protective sports equipment.

   	E. Keith Hansen, M.D. has been a Director of the Company since 1983. Dr. Hansen obtained a Bachelor of Arts degree from the University of Utah in 1966 and an M.D. from Temple University in 1972. He has been in private practice in Sandy, Utah since 1976. Dr. Hansen was also a Director of ACI until 1992 and a Director of Mountain Resources Corporation from 1980 to 1988. Currently, Dr. Hansen serves as a Director of Accent Publishers based in Salt Lake City, Utah.

   	V. LeRoy Hansen has been a Director of the Company since 1987. Mr. Hansen received a Bachelor of Science degree in Economics from the University of Utah in 1965. From 1960-1980, Mr. Hansen was employed by AT&T in numerous management positions. From 1976-1978, he served at AT&T headquarters in Market Management Concept Development and Implementation as well as Long Range Financial Planning. From 1980 to 1988, he co-founded Mountain Resources Corporation, an energy development company and served as vice president. From 1988 to 1993, Mr. Hansen founded and served as president of Associated Enterprises, Inc., a corporation providing management and business development consulting services. In May of 1992, Mr. Hansen founded Silver Summit, L.C., a real estate development company.

   	Joseph H. Barton was elected a Director in November, 1995 and began serving in January, 1996. Mr. Barton received a Civil Engineering degree from the University of California at Berkeley and has held various executive positions including President of J.H. Barton Construction Company, Senior Vice President of Beverly Enterprises, and President of KB
Industries, a building and land development company. Most recently, Mr. Barton served as Senior Vice President of
GranCare, Inc. from 1989 to 1994 and currently is a consultant for Covenant Care, a company which owns and manages long-term care facilities throughout the United States.

   	Howard L. Edwards was elected a Director in January, 1997. From 1968 to 1995 Mr. Edwards served in various capacities at Atlantic Richfield Company (ARCO) and its predecessor, the Anaconda Company, including corporate secretary, vice president, treasurer and general attorney. In addition, Mr. Edwards served for a number of years as a partner in the law firm of VanCott, Bagley, Cornwall and McCarthy, based in Salt
Lake City, Utah. He graduated from the George Washington University School of Law in 1959 and received a bachelor's degree in Finance and Banking from Brigham Young University in 1955.

   	John S. Ramey joined the Company in December, 1992 as Vice President of Research and Development and currently serves as Senior Vice President of Operations. Prior to joining the Company, Mr. Ramey worked for 16 years with Phillips Semi-conductors--Signetics, an integrated circuit manufacturing company as Manager of Product Engineering. From 1983 to 1989
Mr. Ramey also served as President of Enertronix, a small public corporation. Since 1989 Mr. Ramey has served as Vice President of JRH Technology, a private engineering firm. Mr. Ramey earned his MBA degree in 1991 from the University of

Phoenix (in Salt Lake City, Utah) and a BS degree in electronics in 1977 from Brigham Young University.

   	John L. Hales joined the Company and was elected Chief Financial Officer and Treasurer in November, 1996. Prior to joining the Company, Mr. Hales worked as an independent management consultant from 1994 until 1996. From 1993 to 1994, he served as Chief Financial Officer of the Covey Leadership Center. From 1980 to 1992, he was employed by the Hill-Rom Company, a subsidiary of Hillenbrand Industries, and served as Vice President of Finance and Administration for nine years. Mr. Hales received his B.S. degree in Finance from Brigham Young University in 1968 and his MBA from Utah State University in 1970.

Certain Relationships and Related Transactions
----------------------------------------------

   	The Company provides ITEC Attractions with contracted administrative services from the Company's headquarters in Salt Lake City, Utah. Administrative services include secretarial, administrative and accounting functions. During fiscal year 1997 the Company charged ITEC $72,000 for services provided by the Company. In fiscal year 1996 the Company wrote-off $720,103 related to a bank loan to ITEC which was guaranteed by Dynatronics and a note receivable. In fiscal year 1997, the Company received approximately $89,000 pursuant to ITEC's Plan of Reorganization payout to creditors. The Company retains a nominal (approximately 3%) ownership in ITEC. The Company's Chairman, Kelvyn H. Cullimore, is also the President and CEO of ITEC. The Company's President and CEO, Kelvyn H. Cullimore, Jr., is also a director of ITEC. For more information, see the Company's Annual Report on Form 10-KSB for the year ended June 30, 1997.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

   	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms which they file.

   	Based solely on the Company's review of the copies of such forms furnished to the Company, the Company believes that during its 1997 fiscal year all Section 16(a) filings applicable to its officers, directors and greater than ten-percent beneficial owners were filed.

Cash Compensation of Officers
-----------------------------

    The following table sets forth the compensation of the Company's chief executive officer and all executive officers whose total annual salary and bonus exceeded $100,000 during the fiscal year ended June 30, 1997.

                         Summary Compensation Table
[CAPTION]

                                                                							          Long Term Compensation
                                                                      -------------------------------------------
				                                       Annual Compensation	              Awards	               Payouts
                                      ----------------------------------------------------------------------------
  Name				                                                    Other	  Restricted
   and				                                                    Annual	    Stock 		 LTIP	All     Other
Principal				                                                 Compen-	  Award(s)	 Options/	   Payouts	   Compen-
Position	                     Year	    Salary($)	  Bonus($)	 sation(1)	   ($)	     SAR(#)	      ($)	    sation($)
------------------------------------------------------------------------------------------------------------------
Kelvyn H. Cullimore, Jr.	     1997	    $101,124	   $12,837	   $9,590   	 $-0-   	  25,000   	   $-0-	     $-0-
President/CEO	                1996	     $95,400   	$15,277	   $8,279	    $-0-	        -0-	      $-0-	     $-0-
                             	1995	     $90,000	   $12,973	   $7,195	    $-0-	        -0-	      $-0-	     $-0-

Larry K. Beardall*	           1997     	$93,135	   $17,117	   $9,461	    $-0-      20,000	      $-0-	     $-0-
Executive Vice President	     1996	     $86,920	   $20,369	   $9,237	    $-0-	        -0-   	   $-0-	     $-0-

   *During fiscal year 1995, Mr. Beardall's salary and bonus did not exceed $100,000.

(1) The Company provides automobiles for certain executive officers and pays all vehicle operating expenses. The
Company also provides life insurance for its officers. The amount of this column includes the approximate value of these benefits to the named officer.

   	During the last completed year, the Company made no awards under any long-term incentive plan and no stock appreciation rights were granted.

Bonus Plan
----------

   	The Company maintains a discretionary incentive bonus plan administered by the Compensation Committee. Pursuant to the plan, the Compensation Committee granted incentive bonuses to certain officers and employees of the Company during the year.
The total amount of bonuses paid for fiscal 1997 was $81,636 of which $52,706 was for officers, a portion of which is included under the annual bonus category in the compensation table above.

Salary Continuation Plan
------------------------

   	During fiscal year 1988, the Company's Board of Directors adopted a Salary Continuation Agreement (Agreement) for certain Officers of the Company. The Agreement provides for a pre-retirement benefit to the employee's designated beneficiary in the event that the employee dies before reaching age 65 and a retirement benefit upon reaching age 65. The pre-retirement benefit provides for payment of 50 percent of the employee's compensation at the time of death up to $75,000 annually for a period of 15 years or until the employee would have reached age 65, whichever is longer. The retirement benefit provides the employee $75,000 annually for a period of 15 years. Presently, Kelvyn H. Cullimore, Kelvyn H. Cullimore, Jr. and Larry K. Beardall are covered under this plan.

   	Funding for obligations arising in connection with the Agreement is provided by life insurance policies on participating employees, of which the Company is the owner and beneficiary. The face amounts of the policies have been determined so that sufficient cash values and death benefits will be provided to meet the obligations as they occur. In fiscal year 1997, the Company expensed $39,078 relating to salary continuation obligations. No benefits have been paid under this salary continuation plan.

Profit-Sharing and 401(k) Plan
------------------------------

	The Company has adopted a Profit-Sharing and 401(k) Plan (the "Plan") which consists of a profit-sharing plan and a salary reduction arrangement. Employees who are age 20 and have completed at least six months of service with the Company are eligible to participate in the Plan.

   	Eligible employees may make contributions to the Plan in the form of salary deferrals up to 15% of total compensation, not to exceed $9,500, the maximum allowable amount of salary deferrals for calendar 1996. The Company matches annual employee contributions at 25% of employee contributions, up to a maximum of $500 per employee per year.

   	Participants under the Plan are 100% vested in their salary deferral contributions and vest 20% per year after 2 years of participation in Company matching contributions. Amounts deferred by employees under the Plan are included under "Salary" in the compensation table for applicable executives above. Amounts contributed by the Company for each applicable individual are included in the "Other Compensation" column in the table above.

Stock Options Outstanding
-------------------------

   	On August 12, 1993, options to purchase 456,300 shares were granted under the 1992 Stock Option Plan as follows:
Kelvyn H. Cullimore, Jr., 52,000 shares; executive officers as a group, 175,000 shares (exclusive of Cullimore, Jr.); others, 229,300 shares. Options are to purchase shares of the common stock, no par value, of the Company and are exercisable one year (minimum) from the date of grant. The per share exercise price of these options is $.875.

   	During fiscal 1996, options to purchase 166,026 shares were granted under the 1992 Stock Option Plan as follows:
Kelvyn H. Cullimore, Jr., 25,000 shares; to all executive officers as a group, 65,000 shares (exclusive of Kelvyn H. Cullimore, Jr.); and to others, 76,026. Options are to purchase shares of the common stock, no par value, of the Company and are exercisable one year (minimum) from the date of grant. The per share exercise price of these options ranges from $1.08 to $1.28.

   	During fiscal 1997, options to purchase 246,426 shares were canceled and options to purchase 256,206 were granted under the 1992 Stock Option Plan as follows: Kelvyn H. Cullimore, Jr., 25,000 shares; to all executive officers as a group, 97,300 shares (exclusive of Kelvyn H. Cullimore, Jr.,); and to others, 133,906. Options are to purchase common stock of the Company and are exercisable one year (minimum) from the date of grant. The per share exercise price of these options ranges from $.72 to $1.02.

   	The following table sets forth options granted to named executive officers whose total compensation exceeded $100,000 during fiscal 1997. The Company has not granted any SAR's to employees or directors.

                 Options/SAR Grants in Last Fiscal Year
[CAPTION]

								                                                            Potential
                                                               Realized Value at
								                                                         Assumed Annual			                 Alternative
								                                                      Rates of Stock Price			   	         to (f) and (g):
				                                       Individual			          Appreciation				                  Grant Date
                                       				  Grants			           for Option Term			   	                Value
---------------------------------------------------------------------------------------------------------------
                                      				    % of
                           			Number of	      Total
                          			 Securities   	 Options/
                           			Underlying	      SARs
                           			 Options/	   Granted to	 	Exercise					                                   Grant
                           			  SARs	       Employees		 or Base                                         Date
                           			 Granted	    	in Fiscal		  Price	    Expiration				                      Present
	        Name		                  (#)	         	Year	     ($/Sh)	      Date	     5% ($)	   10% ($)		    Value $
---------------------------------------------------------------------------------------------------------------
Kelvyn H. Cullimore, Jr.	      25,000/0		     10%/0%	     $.72	      8/22/01	    $900     $1,800		       0
President and CEO

Larry K. Beardall		            20,000/0	      8%/0%	      $.72	      8/22/01	    $720	    $1,440	  	     0
Executive Vice President

   	The following table sets forth the information, including the fiscal year-end value of unexercised stock options held by to the Company's chief executive officer and all other executive officers whose total compensation exceeded $100,000 during fiscal 1997.


               Aggregated Option/SAR Exercises In Last Fiscal Year
                    and Fiscal Year-End Option/SAR Values
[CAPTION]

                                                             								Number of
								                                                            Securities			           Value of
                                                           								 Underlying			         Unexercised
								                                                            Unexercised			         In-the-Money
							                                                            Options/SARs at			    Options/SARs at
                                                             							June 30, 1997			      June 30, 1997
                       				     Shares
                         				Acquired on	                        			Exercisable/			       Exercisable/
Name				                       Exercise		   Value Realized ($)	     Unexercisable			      Unexercisable
---------------------------------------------------------------------------------------------------------
Kelvyn H. Cullimore, Jr.	         	0		                0	            	52,000/25,000			         $2,313
President/CEO

Larry K. Beardall			               0	     	           0		            31,000/20,000     		     $1,850


Remuneration of Directors
-------------------------

   	Directors who receive remuneration as officers of the Company are paid $100 per meeting for attendance at regular and special director's meetings. Outside directors are paid an annual retainer of $3,600. In addition, the Company pays all expenses incurred by directors in connection with attendance at board meetings.

   	Each outside director also participates in an annual bonus program. The full annual bonus per director is one percent of the Company's pre-tax profits. A total of $26,778 was paid to the outside directors under this plan for the fiscal year 1997.

        PROPOSAL 2 - RATIFICATION OF SELECTION OF AUDITORS

   	The firm of KPMG Peat Marwick served as independent public accountants for the Company for the fiscal year ended June 30, 1997. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented at the meeting to ratify the selection of KPMG Peat Marwick by the Board of Directors as independent accountants to audit the accounts and records of the Company for the fiscal year ending June 30, 1998, and to perform other appropriate services. The Board recommends that the shareholders vote FOR Proposal 2, ratifying the selection of KPMG Peat Marwick as auditors for the Company for fiscal year 1998. If the stockholders fail to ratify the selection, the Board of Directors will reconsider its decision.

   	Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting of Shareholders of the Company, will have the opportunity to make a statement if they desire and may be available to respond to appropriate questions. During the two most recent fiscal years, there has been no resignation or dismissal of the independent accountants engaged by the Company.

                              GENERAL

   	Expenses which are incurred in connection with the solicitation of proxies for use at the Annual Meeting will be borne by the Company. While there is no formal agreement to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding annual meeting materials to their principals.

                       SHAREHOLDER PROPOSALS

   	Shareholder proposals intended to be presented at the 1998 Annual Meeting of the Company's Shareholders must be received by the Company at its corporate headquarters on or before July
31, 1998, in order to be included in the Proxy Statement and Form of Proxy relating to that meeting.

                            OTHER MATTERS

   	The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting of Shareholders to which this Proxy Statement relates.

                     AVAILABILITY OF INFORMATION

   	THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1997, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH DOCUMENT SHALL BE SENT BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS.
WRITTEN OR ORAL REQUESTS FOR SUCH INFORMATION SHOULD BE DIRECTED TO MR. BOB CARDON, CORPORATE SECRETARY, DYNATRONICS CORPORATION, 7030 PARK CENTRE DRIVE, SALT LAKE CITY, UT 84121.

                            						DYNATRONICS CORPORATION
                            						By order of the Board of Directors



                            						/S/ Bob Cardon
                                  -----------------------------------
                            						Bob Cardon, Corporate Secretary